SCUDDER [LOGO]

Scudder 21st Century Growth Fund

Supplement to Prospectus
Dated January 1, 1998

The following replaces text contained in the section entitled "Investment objective and policies" on page 5:

The Fund generally invests in equity securities, including common stocks and convertible securities, of relatively small or little-known companies, commonly referred to as emerging growth companies, with market capitalizations roughly similar to those of companies included in the Russell 2000 Index. The Fund may continue to hold securities of companies that have grown in market capitalization beyond the maximum market capitalization in the Index, but will generally not add to these holdings.

June 30, 1998